United States
Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: August 28, 2024

(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)

(858) 284-5000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
6.000% Series A Cumulative Redeemable Preferred Stock, $0.01 Par Value	O PR	New York Stock Exchange
1.125% Notes due 2027	O27A	New York Stock Exchange
1.875% Notes due 2027	O27B	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange
4.875% Notes due 2030	O30A	New York Stock Exchange
5.750% Notes due 2031	O31A	New York Stock Exchange
1.750% Notes due 2033	O33A	New York Stock Exchange
5.125% Notes due 2034	O34	New York Stock Exchange
6.000% Notes due 2039	O39	New York Stock Exchange
2.500% Notes due 2042	O42	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On August 28, 2024, Realty Income Corporation filed a Current Report on Form 8-K (the “Original Form 8-K”). This Current Report on Form 8-K/A hereby amends and restates in its entirety Item 8.01 of the Original Form 8-K. The Original Form 8-K otherwise remains unchanged.

Item 8.01	Other Events.

On August 28, 2024, Realty Income Corporation issued a press release announcing that it intends to redeem all 6,900,000 outstanding shares of its 6.000% Series A Cumulative Redeemable Preferred Stock (NYSE O PR; CUSIP No. 756109880) (the “Series A Preferred Stock”) on September 30, 2024 (the “Redemption Date”). The shares of Series A Preferred Stock will be redeemed at a redemption price of $25.00 per share, plus all accrued and unpaid dividends thereon, whether or not authorized or declared, up to but excluding the Redemption Date, in an amount equal to approximately $0.375 per share, for a total payment of approximately $25.375 per share. September 30, 2024 will be the final dividend payment date, with a dividend record date of the close of business on September 13, 2024 (the “Dividend Record Date”). Only holders of record of Series A Preferred Stock on the Dividend Record Date will be entitled to the dividend payable on the Redemption Date.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
99.1	Press Release dated August 28, 2024 (incorporated by reference to Exhibit 99.1 to Realty Income Corporation’s Current Report on Form 8-K filed on August 28, 2024)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2024	REALTY INCOME CORPORATION

	By:	/s/ Bianca Martinez
Bianca Martinez
Senior Vice President, Associate General Counsel and Assistant Secretary